Exhibit 10.3

Loan No. 0426195000

SECOND AMENDMENT TO

REVOLVING LINE OF CREDIT LOAN AGREEMENT

This Second Amendment to Revolving Line of Credit Loan Agreement (this “Amendment”) is entered into by and between American AgCredit, FLCA, successor in interest to Pacific Coast Farm Credit Services, ACA (“Lender”) and Maui Land & Pineapple Company, Inc., a Hawaii corporation (“Borrower”) to be effective as of September 30, 2008 (the “Effective Date”).

RECITALS

A.                                   Borrower and Lender entered into a Revolving Line of Credit Loan Agreement dated September 1, 2005 (the “Original Credit Agreement”), whereby Lender converted a term loan agreement to a revolving line of credit pursuant to the terms and conditions set forth in the Original Credit Agreement and evidenced by a promissory note dated June 1, 1999 in the amount of Fifteen Million Dollars ($15,000,000.00) (the “Original Note”).

B.                                     The Original Credit Agreement and the Original Note were subsequently modified and amended by that First Amendment to Revolving Line of Credit Loan Agreement dated December 4, 2006 (the “First Amendment to Credit Agreement”, and together with the Original Credit Agreement, the “Credit Agreement”), and the first amendment to Promissory Note dated December 4, 2006 (the “Amended Note”, and together with the Original Note, the “Note”) whereby Borrower and Lender agreed to, among other things, increase the total line of credit as evidenced by the Original Note and governed by the Original Credit Agreement to $25,000,000, and to extend the draw period and extend the maturity date.

C.                                     Lender is willing to modify Section 12(j) of the Credit Agreement to allow the Indebtedness for Borrowed Money restriction to increase from $122,000,000 to $150,000,000, subject to and in accordance with the terms, covenants, conditions and provisions of this Amendment.

Accordingly the parties agree as follows:

1.                                       Conditions Precedent.  The modification provided for herein is hereby granted provided that the following conditions precedent are satisfied by no later than October 15, 2008:

1.1                                 Execution and delivery to Lender of this Amendment to be executed and, where applicable, acknowledged by Borrower and Guarantors.

1.2                                 No Default or Event of Default shall have occurred and be continuing under the Note.

1.3                                 All of the representations and warranties contained in the Credit Agreement shall continue to be true and correct and remain in full force and effect as of the date of this Amendment.

2.                                       Amendments.  Provided that the conditions specified in Section 1 of this Amendment have been satisfied, the Credit Agreement shall be amended as follows:

2.1                                 Increase Restriction on Indebtedness for Borrowed Money.  Section 12(j) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

Indebtedness for Borrowed Money.  Incur any Indebtedness for Borrowed Money if after such Indebtedness for Borrowed Money is incurred the aggregate amount of all such Indebtedness for Borrowed Money of the Borrower and its Subsidiaries shall exceed One Hundred Fifty Million Dollars ($150,000,000.00).

3.                                       Representations and Warranties of Borrower.  Borrower represents, warrants and covenants to Lender that:

3.1                                 Borrower knows of no Default or Event of Default under the terms and conditions of the Loan Documents.

3.2                                 This Amendment constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally.

3.3                                 The representations and warranties of Borrower set forth in Section 10 of the Credit Agreement are correct in all material respects as though made on and as of the date of this Amendment (provided, if a representation or warranty was made as of a specific date, such representation or warranty was true and correct in all material respects as of the date made).

3.4                                 Since December 4, 2006, there has been no material adverse change in the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise) or prospects of Borrower and its Subsidiaries taken as a whole or in the facts and information regarding such entities as represented to Lender to date.

3.5                                 There are no actions, suits, investigations or proceedings pending or threatened in any court or before any arbitrator or governmental authority that purport (x) to materially and adversely affect Borrower or any of its Subsidiaries, or (y) to affect any transaction contemplated hereby or the ability of Borrower to perform its obligations under the Loan Documents.

3.6                                 Borrower is in material compliance with all laws, including satisfaction of all tax obligations prior to delinquency.

3.7                                 Borrower is in compliance with all insurance requirements imposed upon Borrower under the Loan Documents.

3.8                                 Borrower is in compliance with the negative covenants set forth in Section 12 of the Credit Agreement, amended herein.

4.                                       Representations and Warranties of Guarantors.  Each Guarantor by its signature below represents, warrants and covenants to Lender that:

4.1                                 Such Guarantor knows of no Default or Event of Default under the terms and conditions of the Loan Documents.

4.2                                 This Amendment constitutes a legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally.

4.3                                 Since December 4, 2006, there has been no material adverse change in the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise) or prospects of such Guarantor taken as a whole or in the facts and information regarding such Guarantor as represented to Lender to date.

4.4                                 There are no actions, suits, investigations or proceedings pending or threatened in any court or before any arbitrator or governmental authority that purport (x) to materially and adversely affect such Guarantor, or (y) to affect any transaction contemplated hereby or the ability of Guarantor to perform its obligations under the Loan Documents.

4.5                                 Such Guarantor is in material compliance with all laws, including satisfaction of all tax obligations prior to delinquency.

5.                                       Continuing Validity.  Except as expressly modified or changed by this Amendment, the terms of the Credit Agreement, the Note and all other related Loan Documents remain unchanged and in full force and effect.  Consent by the Lender to the changes described herein does not waive Lender’s right to strict performance of the terms and conditions contained in the Credit Agreement, Note and all other loan and security documents as amended, nor obligate the Lender to make future changes in terms.  Nothing in this Amendment will constitute a satisfaction of the indebtedness represented by the Note.

6.                                       Miscellaneous.

6.1                                 Borrower acknowledges and agrees that the execution and delivery by the Lender of this Amendment shall not be deemed to create a course of dealing or an obligation to execute similar amendments or substitutions of collateral under the same or similar circumstances in the future.

6.2                                 This Amendment shall be binding upon and inure to the benefit of the Borrower, and Lender and their respective successors and assigns.

6.3                                 This Amendment shall be governed by and construed in accordance with the laws of the State of California.

6.4                                 This Amendment contains the entire agreement of the parties hereto with reference to the matters discussed herein.

6.5                                 If any term or provision of this Amendment shall be deemed prohibited or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment, the Credit Agreement, the Note or any other Loan Documents or related documents.

6.6                                 Capitalized terms used in this Amendment without being defined shall have the same meaning ascribed to them in the Credit Agreement.

IN WITNESS WHEREOF the parties have executed this Amendment on the date first above written.

THE UNDERSIGNED AGREE TO ALL THE TERMS AND CONDITIONS SET FORTH ABOVE.

BORROWER:

MAUI LAND & PINEAPPLE COMPANY, INC., a Hawaii corporation

By:	/s/ Robert Webber
Name:	Robert Webber
Title:	CFO

By:	/s/ Fred Rickert
Name:	Fred Rickert
Title:	VP Treasurer

LENDER:

AMERICAN AGCREDIT, FLCA

By:	/s/ Dennis P. Regli
Dennis P. Regli, Vice President

THE SIGNATURES OF GUARANTORS APPEAR ON THE FOLLOWING PAGE.

GUARANTORS:

The undersigned Guarantors hereby consent to, ratify and approve the terms, covenants, conditions and provisions of the foregoing Amendment and agree that the guaranty(ies) executed by them shall be extended to include the obligations of the Borrower under the Credit Agreement as amended by this Amendment.

KAPALUA LAND COMPANY, LTD., a Hawaii corporation

By:	/s/ Robert Webber
Name:	Robert Webber
Title:	CFO

By:	/s/ Fred Rickert
Name:	Fred Rickert
Title:	VP Treasurer

MAUI PINEAPPLE COMPANY, LTD., a Hawaii corporation

By:	/s/ Robert Webber
Name:	Robert Webber
Title:	CFO

By:	/s/ Fred Rickert
Name:	Fred Rickert
Title:	VP Treasurer